Deferred consideration, contingent liabilities and others (Tables)	12 Months Ended
Dec. 31, 2022
Deferred Consideration Contingent Liabilities And Others
Schedule of deferred consideration contingent liabilities and others

	2022	2021

Accounts payable from acquisition of subsidiaries (i)	29,814	4,959
Contingent liabilities (ii)	24,669	16,221
Contract liabilities	1,672	1,291
Onerous Contracts (iii)	—	7,772
Contingent consideration (iv)	3,248	—
Other liabilities	4,512	872
Total other liabilities	63,915	31,115

Current	28,341	14,628
Non-current	35,574	16,487

(i)	From the total amount, R$27,500 is related to deferred consideration of the business combination of Zetta. Refer to note 6 (i).
(ii)	The Group has contingent liabilities related to social security issues resulting from the normal course of the business. The recognized provision reflects the Management's best estimate of the most likely outcome. The Group understands that the provision recognized is enough to cover the probable losses and Management evaluates and updates the amount on a periodic basis, as needed. There is no contingency classified as possible by the Group. The change in contingent liabilities is solely comprised of an increase of R$6,719 on December 31, 2022. There were no reversals to the provisions during the period.
(iii)	The Group reversed the total amount recorded related to the provision of an onerous contract in the amount of $1.4 million in May 2021, with a third party from an unavoidable cost to acquire licenses which will be due in 2022. The provision was measured by the lowest cost to settle the liability. The Group concluded negotiation with this third party which resulted in the forgiveness of the amount owed and the reversion of the provision.
(iv)	The amount consists of contingent consideration related to the business combination of Zetta (refer to note 6 (i)).